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THE OHIO NATIONAL LIFE INSURANCE COMPANY
OHIO NATIONAL VARIABLE ACCOUNT A
OHIO NATIONAL VARIABLE ACCOUNT B
OHIO NATIONAL VARIABLE ACCOUNT D

OHIO NATIONAL LIFE ASSURANCE CORPORATION
OHIO NATIONAL VARIABLE ACCOUNT R

SUPPLEMENT DATED JUNE 26, 2001 TO THE FOLLOWING PROSPECTUSES:

"ONCORE FLEX," ONCORE PREMIER," "ONCORE VALUE" AND "ONCORE XTRA" VARIABLE ANNUITIES DATED MARCH 19, 2001
"ONCORE LITE" VARIABLE ANNUITIES DATED MARCH 26, 2001
"TOP TRADITION," "TOP PLUS," TOP EXPLORER" AND "RETIREMENT ADVANTAGE" VARIABLE ANNUITIES DATED MAY 1, 2001
"VARI-VEST V," "VARI-VEST ASSET BUILDER" AND "VARI-VEST SURVIVOR" VARIABLE LIFE INSURANCE DATED MAY 1, 2001

SUBSTITUTION OF FUNDS

We have applied for an order by the Securities and Exchange Commission to allow us to substitute the securities issued by certain portfolios of Ohio National Fund, Inc. in place of those issued by the Strong Multi Cap Value Fund II (formerly called the Strong Schafer Value Fund II) and three of the portfolios in the Brinson Series Trust (formerly called the Mitchell Hutchins Series Trust). We propose to replace any contract values you might have in the "Replaced" funds listed below with the same amount of contract value in the "Replacement" funds in the second column:

Replaced Funds                              Replacement Funds
--------------                              -----------------
Strong Multi Cap Value Fund II              Ohio National Fund Capital Appreciation Portfolio

Brinson Strategic Income Portfolio          Ohio National Fund High Income Bond Portfolio

Brinson Small Cap Portfolio                 Ohio National Fund Small Cap Portfolio

Brinson Growth & Income Portfolio           Ohio National Fund Blue Chip Portfolio

There is no assurance the SEC will grant the requested order. If the requested order is issued, we will move all contract values that are then invested in the Replaced funds into shares of the corresponding Replacement funds. These substitutions will be made at net asset value without any cost to you.

We are discontinuing the Replaced funds as available funds under all contracts because:

     -- Until 2001, the Strong Multi Cap Value Fund II was managed by David Schafer under a joint marketing alliance between Strong Capital Management, Inc. and Schafer Capital Management, Inc. Strong has now bought out Schafer's interest in that joint alliance and David Schafer is no longer managing the fund. We have not offered the fund in contracts issued since the dates of the current prospectuses listed above.
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     --        Brinson Advisors, Inc. discontinued the availability of the
               Brinson Strategic Income and Brinson Small Cap portfolios in any contracts issued on or after September 15, 2000. Brinson Advisors is now negotiating with another investment adviser to take over the management of these two portfolios.

     -- Brinson Advisors is also negotiating with another investment adviser to take over the management of the Brinson Growth and Income portfolio.

The Brinson Tactical Allocation Portfolio will continue to be managed by Brinson Advisors. This fund is not subject to our requested substitution order. The Brinson Tactical Allocation Portfolio will continue to be offered in the "ONcore" series of variable annuities.

Each of the Replacement funds has substantially similar investment objectives as its corresponding Replaced fund. See your fund prospectuses, dated May 1, 2001 for descriptions of the Replacement funds and the Replaced funds.

Each of the Replacement funds has historically had lower fund expenses than the Replaced fund it is intended to replace. In 2000, the actual fund expenses incurred by each of the Replaced funds would have been even higher had they not been reduced by their investment advisers through voluntary expense reductions. The fund expenses for the three Brinson funds include a 12b-1 plan distribution charge of 0.25%. The fund expense factors for 2000 were as follows:

                            Net             Unreduced                                   Total
Replaced Funds              Expenses        Expenses       Replacement Funds            Expenses
--------------              --------        --------       -----------------            --------
Strong Multi Cap Value      1.20%           1.41%          ONF Capital Appreciation     0.96%

Brinson Strategic Income    1.80%           1.83%          ONF High Income Bond         1.10%

Brinson Small Cap           2.44%           2.46%          ONF Small Cap                0.92%

Brinson Growth & Income     1.29%           1.33%          ONF Blue Chip                1.25%

BECAUSE OF THE PROPOSED SUBSTITUTIONS, ON AND AFTER AUGUST 1, 2001 YOU MAY NO LONGER ALLOCATE ANY ADDITIONAL AMOUNTS TO THE REPLACED FUNDS.

Between now and until the date the SEC permits us to make the substitutions, you may transfer your contract values from the Replaced funds to any other funds available under your contract. For up to 30 days after the date we are allowed to make the substitutions, you may transfer your contract values from the Replacement funds to any other funds available under your contract. We will not charge you a transfer fee for any of those transfers. Those transfers will not count against the number of free transfers you are permitted to make without a fee.

If you do nothing, any contract values you have in the Replaced funds will automatically be transferred, at net asset value and without any cost to you, if the SEC issues an order allowing us to make the proposed substitutions.